EXHIBIT 10.5
EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS AND CONSENT
THIS SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS AND CONSENT (the “Amendment”), dated as of September 9, 2016, is entered into by and among ZHONE TECHNOLOGIES, INC., a Delaware corporation (“Zhone Technologies”), ZTI MERGER SUBSIDIARY III, INC., a Delaware corporation (“ZTI”; Zhone Technologies and ZTI are sometimes referred to herein individually as a “Borrower” and collectively as the “Borrowers”), PREMISYS COMMUNICATIONS, INC., a Delaware corporation (“Premisys”), ZHONE TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, (“Zhone International”), PARADYNE NETWORKS, INC., a Delaware corporation (“Paradyne Networks”), PARADYNE CORPORATION, a Delaware corporation (“Paradyne Corporation”; Premisys, Zhone International, Paradyne Networks, and Paradyne Corporation are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS
A.    Borrowers, Guarantors, and Lender are parties to (i) a Credit and Security Agreement, dated March 13, 2012 (as amended by that certain First Amendment to Credit and Security Agreements, dated as of March 13, 2013 (the “First Amendment”), that certain Second Amendment to Credit and Security Agreements, dated September 30, 2013 (the “Second Amendment”), that certain Third Amendment to Credit and Security Agreements, dated March 5, 2014 (the “Third Amendment”), that certain Fourth Amendment to Credit and Security Agreements, dated March 6, 2015 (the “Fourth Amendment”), and that certain Fifth Amendment to Credit and Security Agreement, dated March 23, 2016 (the “Fifth Amendment”), and as further amended from time to time, the “Domestic Credit Agreement”), and (ii) a Credit and Security Agreement (Ex-Im Subfacility), dated March 13, 2012 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, and as further amended from time to time, the “Ex-Im Credit Agreement”; and together with the Domestic Credit Agreement, collectively, the “Credit Agreements”). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreements unless otherwise specified in this Amendment.
B.    Zhone Technologies, Dragon Acquisition Corporation, a California corporation and wholly-owned subsidiary of Zhone Technologies formed to effectuate the Merger (as defined below) (“Merger Sub”), DASAN Networks, Inc., a company incorporated under the laws of Korea (“DASAN”), and Dasan Network Solutions, Inc., a California corporation (“DNS”), intend to effect a merger of Merger Sub with and into DNS, pursuant to which Merger Sub will cease to exist, and DNS will become a wholly-owned subsidiary of Zhone Technologies (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of April 11, 2016, by and among Zhone Technologies, Merger Sub, DASAN and DNS (the “Merger Agreement”), and all other documents related thereto and executed in connection therewith (collectively, the “Merger Documents”).

C.    Lender and Borrowers now wish for Lender to (i) consent to (a) the Merger, (b) the Change of Control resulting from DASAN becoming the beneficial owner of 58% of the Stock of Zhone Technologies as a result of the Merger and the related changes to the Board of Directors of Zhone Technologies (collectively, the “DASAN Change of Control”), and (c) the proposed name change of Zhone Technologies to “DASAN Zhone Solutions, Inc.” (the “Zhone Name Change”), and (ii) amend the Credit Agreements on the terms and conditions set forth herein.
D.    Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender’s rights and remedies as set forth in the Credit Agreements or any other Loan Document is being waived or modified by the terms of this Amendment.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
1.Amendments to Credit Agreements. The Credit Agreements are amended as follows:
1.1    General.
(a)    Prior to DNS becoming a party to the Credit Agreement (as contemplated by Section 6.1 hereof), each reference to “Subsidiary” and “Subsidiaries” in Sections 2.4(f), 4.2(a), 6, and 7 (other than Section 7.12) of the Credit Agreements, and in Exhibit D to the Credit Agreements, including any such reference in a defined term that is used in any such Section or Exhibit, shall exclude DNS and its Subsidiaries, but shall include DNS and its Subsidiaries from and after such date to the extent set forth in the amendment contemplated by Section 6.1 hereof;
(b)    Whenever the term “Borrowers”, “Borrower and its Subsidiaries” or “Borrowers and their Subsidiaries” is used in respect of a financial covenant or a related definition set forth in the Credit Agreements (including, without limitation, the definitions of Excess Availability, EBITDA, and Fixed Charge Coverage Ratio), prior to and after DNS becoming a party to the Credit Agreement (as contemplated by Section 6.1 hereof), it shall be understood to mean Borrowers and their respective Subsidiaries (other than DNS and its Subsidiaries) on a consolidated basis, unless the context clearly requires otherwise; and
(c)    Each reference to “Zhone Technologies, Inc.” in the Credit Agreements and any other Loan Document shall be replaced with a reference to “DASAN Zhone Solutions, Inc.”
1.2    Section 6.15 of the Credit Agreements. Section 6.15 of the Credit Agreements is hereby amended by replacing the phrase “first tier Subsidiary of a Borrower” with the phrase “first tier Subsidiary of a Loan Party”.
1.3    Section 7.12 of the Credit Agreements. Section 7.12 of the Credit Agreements is hereby amended as follows:

(a)    The following is hereby added immediately after the phrase “series of related transactions” in clause (b) thereof:
“; provided that, to the extent requested by Lender, the Loan Parties shall provide Lender with information relating to any such transactions regardless of the size of such transaction;
(b)    The “and” at the end of clause (d) thereof is hereby deleted, the “.” at the end of clause (e) thereof is hereby replaced with “; and”, and new clauses (f), (g) and (h) are hereby added at the end thereof to read in their entirety as follows:
“(f)    transactions pursuant to the DASAN Loan Agreement to the extent not otherwise prohibited by this Agreement, the DASAN Subordination Agreement, or the other Loan Documents and not constituting an Event of Default;
(g)    transactions between DASAN Zhone Solutions, Inc. and DASAN expressly contemplated by, and entered into pursuant to the terms of, the Merger Agreement; and
(h)    transactions between or among DNS or any of its Subsidiaries, on the one hand, and DASAN or any of its Affiliates (prior to giving effect to the Merger), on the other hand, that were in existence prior to the consummation of the Merger.”
1.4    Section 9.9 of the Credit Agreements. Section 9.9 of the Credit Agreements is hereby amended to read in its entirety as follows:
“9.9    If the obligation of any Guarantor or DNS under a Guaranty is limited or terminated by operation of law or by such Guarantor or DNS (other than in accordance with the terms of this Agreement or the Guaranty), or if any Guarantor or DNS fails to perform any obligation under a Guaranty, or repudiates or revokes or purports to repudiate or revoke any obligation under a Guaranty, or any individual Guarantor dies or becomes incapacitated, or any other Guarantor or DNS ceases to exist for any reason;”
1.5    Schedule 1.1 to the Credit Agreements.
(a)    Clause (a) of the definition of “Change of Control” that appears in Schedule 1.1 to the Credit Agreements is hereby amended to read in its entirety as follows:
“(a)    (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) other than any Permitted Holder becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, of the Stock of DASAN Zhone Solutions, Inc. having the right to vote for the election of members of the Board of Directors, or (ii) a Permitted Holder becomes the beneficial owner, directly or indirectly, of 65%, or more, of the Stock of DASAN Zhone Solutions, Inc. having the right to vote for the election of members of the Board of Directors; or”

(b)    The following definition of “DASAN” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““DASAN” means DASAN Networks, Inc., a company incorporated under the laws of Korea.”
(c)    The following definition of “DASAN Loan Agreement” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““DASAN Loan Agreement” means that certain Loan Agreement, dated as of September 9, 2016, between DASAN and DASAN Zhone Solutions, Inc., as the same may be amended, restated, replaced, modified or supplemented from time to time in accordance with the terms thereof and the terms of this Agreement and the DASAN Subordination Agreement.”
(d)    The following definition of “DASAN Subordination Agreement” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““DASAN Subordination Agreement” means that certain Subordination Agreement, dated as of September 9, 2016, made by DASAN for the benefit of Lender and acknowledged by DASAN Zhone Solutions, Inc., as the same may be amended, modified, or supplemented from time to time.”
(e)    The following definition of “DNS” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““DNS” means Dasan Network Solutions, Inc., a California corporation.”
(f)    The definition of “Guarantor” that appears in Schedule 1.1 to the Credit Agreements is hereby amended to read in its entirety as follows:
““Guaranty” means any guaranty that may be executed and delivered from time to time by a Guarantor or DNS in favor of Lender in form and substance reasonably satisfactory to Lender.”
(g)    The definition of “Loan Document” that appears in Schedule 1.1 to the Credit Agreements is hereby amended to read in its entirety as follows:
““Loan Documents” means this Agreement, any Borrowing Base Certificate, the Control Agreements, the Cash Management Documents, the Copyright Security Agreement, each Guaranty, the Intercompany Subordination Agreement, the DASAN Subordination Agreement, the Letters of Credit, the Mortgages, the Patent and Trademark Security Agreement, any note or notes executed by any Borrower in connection with this Agreement and payable to Lender, any Letter of Credit Applications and other Letter of Credit Agreements entered into by any Borrower in connection with this Agreement, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and Lender in connection with this Agreement, but specifically excluding all Hedge Agreements.”
(h)    The following definition of “Merger” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““Merger” means the merger of Dragon Acquisition Corporation, a California corporation, with and into DNS, with DNS surviving as a wholly-owned subsidiary of DASAN Zhone Solutions, Inc., as contemplated by the Merger Agreement.”
(i)    The following definition of “Merger Agreement” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 11, 2016, by and among Zhone Technologies, Inc. (now known as DASAN Zhone Solutions, Inc.), Dragon Acquisition Corporation, a California corporation, DASAN and DNS.”
(j)    The definition of “Permitted Acquisition” that appears in Schedule 1.1 to the Credit Agreements is hereby amended by inserting “(i)” immediately prior to the phrase “any Acquisition” in the first line thereof, inserting the phrase “pursuant to this clause (i)” immediately after the phrase “the purchase price consideration payable in respect of all Permitted Acquisitions” in clause (j) thereof, replacing the “.” at the end of clause (j) thereof with “; and”, and inserting a new clause (ii) at the end thereof to read in its entirety as follows:
“(ii)    the Acquisition of DNS and its Subsidiaries pursuant to the Merger Agreement.”
(k)    The following definition of “Permitted Holder” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““Permitted Holder” means DASAN or any Person that is an beneficial owner of Stock of DASAN Zhone Solutions, Inc. solely through such Person’s ownership of Stock of DASAN; provided that in no event shall any Loan Party or any Subsidiary of a Loan Party constitute a Permitted Holder.”
(l)    The definition of “Permitted Indebtedness” that appears in Schedule 1.1 to the Credit Agreements is hereby amended by deleting the “and” and the end of clause (h) thereof, replacing the “.” at the end of clause (i) thereof with “; and”, and adding a new clause (j) at the end thereof to read in its entirety as follows:
“(j)    unsecured Indebtedness incurred pursuant to the DASAN Loan Agreement in an aggregate principal amount not to exceed $5,000,000 (together with accrued and unpaid interest thereon), so long as such Indebtedness remains subject to the DASAN Subordination Agreement.”

(m)    The definition of “Permitted Investments” that appears in Schedule 1.1 to the Credit Agreements is hereby amended by deleting the “and” and the end of clause (f) thereof, replacing the “.” at the end of clause (g) thereof with “; and”, and adding a new clause (h) at the end thereof to read in its entirety as follows:
“(h)    Permitted Acquisitions.”
2.    No Other Changes. Except as explicitly amended by this Amendment or the other Loan Documents delivered in connection with this Amendment, all of the terms and conditions of the Credit Agreements and the other Loan Documents shall remain in full force and effect and shall apply to any advance or letter of credit thereunder. This Amendment shall be deemed to be a “Loan Document” (as defined in the Credit Agreements).
3.    Amendment Fee. [Intentionally Omitted].
4.    Consents. Upon satisfaction of the conditions precedent set forth in Sections 5.1, 5.6, 5.8 and 5.10 of this Amendment, and notwithstanding any restrictions in the Credit Agreements, Lender hereby consents to (i) the Merger, so long as that the Merger is consummated in accordance with the terms of the Merger Agreement, (ii) the DASAN Change of Control, and (iii) the Zhone Name Change, so long as each of the foregoing occurs, and all of the conditions precedent set forth in Section 5 have been satisfied, on or prior to September 12, 2016.
5.    Conditions Precedent. Except as provided in Section 4, this Amendment shall be effective when Lender shall have received each of the following, each in substance and form acceptable to Lender in its reasonable discretion and duly executed by all relevant parties:
5.1    A duly executed original of this Amendment;
5.2    A Continuing Guaranty duly executed by DNS;
5.3    A Subordination Agreement duly executed by DASAN and acknowledged by Zhone Technologies;
5.4    An Agreement of Merger duly executed by DNS and Merger Sub and filed with the Secretary of State of the State of California;
5.5    Certificates of Authority from the corporate secretaries of the Borrowers and Guarantors and the corporate secretary of DNS;
5.6    A certificate of an Authorized Person of Zhone Technologies certifying as to true, correct and complete copy of the Merger Agreement;
5.7    A certificate of an Authorized Person of Zhone Technologies certifying as to true, correct and complete copy of that certain Loan Agreement, dated as of the date of consummation of the Merger, between DASAN and Zhone Technologies;

5.8    Consent and approval of this Amendment by the Export Import Bank of the United States;
5.9    Evidence reasonably satisfactory to Lender that the Zhone Name Change has occurred; and
5.10    The representations and warranties set forth in this Amendment must be true and correct.
6.    Post-Amendment Covenants. The obligations of Lender to continue to make Advances (or otherwise extend credit under the Credit Agreements) is subject to the satisfaction of the following covenants, and the failure by Borrowers to so perform or cause to be performed the following as and when required, unless extended or otherwise waived in writing by Lender (in Lender’s sole discretion), shall constitute an Event of Default:
6.1    Within 30 days after the date of this Agreement, the Credit Agreements shall be amended, in form and substance reasonably satisfactory to Lender, to join DNS as a “Guarantor” and a “Loan Party” under, and as a party to, the Credit Agreements and the other Loan Documents, as applicable, and the Loan Parties and DNS shall take such action as may be required pursuant to Section 6.15 of the Credit Agreements with respect to DNS and its Subsidiaries; provided that such amendment shall not permit any Loan Party to make any Investments in DNS or its Subsidiaries following the consummation of the Merger without Lender’s consent; and
6.2    Within 30 days after the date of this Agreement, the Information Certificate shall be amended and restated, in form and substance satisfactory to Lender, by the Loan Parties and DNS to include information about DNS.
7.    Representations and Warranties. Borrowers and Guarantors hereby represent and warrant to Lender as follows:
7.1    Borrowers and Guarantors have all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of their obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrowers and Guarantors and constitute the legal, valid and binding obligation of Borrowers and Guarantors, enforceable against Borrowers and Guarantors in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
7.2    The execution, delivery and performance by Borrowers and Guarantors of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action on the part of Borrowers and Guarantors and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, other than authorizations, consents or approvals that have been obtained and are in full force and effect or as contemplated by

Section 4.2, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrowers or Guarantors, or the certificates of incorporation or by-laws of Borrowers or Guarantors, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other Material Contract to which Borrowers or Guarantors are a party or by which Borrowers and Guarantors or their respective properties may be bound or affected, except to the extent that any such breach or default could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
7.3    All of the representations and warranties contained in Section 5 and Exhibit D of the Credit Agreements are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties continue to be true and correct in all material respects as of such earlier date).
8.    References. All references in the Credit Agreements to “this Agreement” shall be deemed to refer to the Credit Agreements as amended hereby; and any and all references in the other Loan Documents to the Credit Agreements shall be deemed to refer to the Credit Agreements as amended hereby.
9.    No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreements or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.
10.    Release. Borrowers and Guarantors hereby absolutely and unconditionally release and forever discharge Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrowers or Guarantors have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the Borrowers and Guarantors in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention each of the Borrowers and Guarantors waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM

OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.
11.    Costs and Expenses. Borrowers agree to pay all reasonable out-of-pocket fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make a loan to Borrowers under the Credit Agreements, or apply the proceeds of any loan, for the purpose of paying any such reasonable out-of-pocket fees, disbursements, costs and expenses.
12.    Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Transmission by facsimile or “pdf” file of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by, the laws of the State of California. In the event of any conflict between this Amendment and the Credit Agreements, the terms of this Amendment shall govern.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:
ZHONE TECHNOLOGIES, INC.
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

ZTI MERGER SUBSIDIARY III, INC.
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

WFB/Zhone
Sixth Amendment to Credit and Security Agreements
and Consent
S-1

GUARANTORS:

PREMISYS COMMUNICATIONS, INC.
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

ZHONE TECHNOLOGIES INTERNATIONAL, INC.
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

PARADYNE NETWORKS, INC.
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

PARADYNE CORPORATION
By: /s/ KIRK MISAKA
Name: Kirk Misaka
Title: Chief Financial Officer

WFB/Zhone
Sixth Amendment to Credit and Security Agreements
and Consent
S-2

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ HARRY L. JOE
Name: Harry L. Joe
Title: Authorized Signatory

WFB/Zhone
Sixth Amendment to Credit and Security Agreements
and Consent
S-3